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                                                                     Exhibit 1.1


                         BRUKER BIOSCIENCES CORPORATION


                                  [     Shares]


                                  Common Stock


                                ($0.01 Par Value)


                                    [FORM OF]

                             UNDERWRITING AGREEMENT



[Trade Date]

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                             UNDERWRITING AGREEMENT


                                                                    [Trade Date]

UBS Securities LLC
Bear, Stearns & Co. Inc.
SG Cowen Securities Corporation
as Managing Underwriters

c/o UBS Securities LLC
299 Park Avenue
New York, New York  10171

c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:

         Bruker Biosciences Corporation, a Delaware corporation (the "Company"), proposes to issue and sell and the persons named under the caption Selling Stockholders in Schedule B annexed hereto (the "Selling Stockholders" and collectively with the Company, the "Sellers") propose to sell to the underwriters named in Schedule A annexed hereto (the "Underwriters"), for whom you are acting as representative(s), an aggregate of 15,000,000 shares
(the "Firm Shares") of Common Stock, $0.01 par value (the "Common Stock"), of the Company, of which 3,000,000 shares are to be issued and sold by the Company and an aggregate of 12,000,000 shares are to be sold by the Selling Stockholders in the respective amounts set forth under the caption "Firm
Shares" in Schedule B annexed hereto. In addition, solely for the purpose of covering over-allotments, the Sellers propose to grant to the Underwriters the option to purchase from the Sellers up to an additional 2,250,000 shares of Common Stock (the "Additional Shares") in the respective maximum amounts set forth under the caption "Additional Shares" in Schedule B hereto. The
Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus which is referred to below.

         The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-113774) including a prospectus, relating to the Shares, which incorporates by reference documents which the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"). The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses and the documents incorporated by reference therein (each thereof, including the documents incorporated therein by reference, being herein called a "Preliminary

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Prospectus") relating to the Shares. Except where the context otherwise requires, the registration statement, as amended when it becomes effective, including all documents filed as a part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430(A) under the Act and also including any registration statement filed pursuant to Rule 462(b) under the Act, is herein called the "Registration Statement," and the prospectus, including all documents incorporated therein by reference, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "Prospectus." As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.

         The Company, the Selling Stockholders and the Underwriters agree as follows:

         1. SALE AND PURCHASE. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company and each of the Selling Stockholders, severally and not jointly, agrees to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and each Selling Stockholder the respective number of Firm Shares (subject to such adjustment as you may determine to avoid fractional shares) which bears the same proportion to the number of Firm Shares to be sold by the Company or by such Selling Stockholders, as the case may be, as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 10 hereof, in each case at a purchase price of $______ per Share. The Company and each Selling Stockholder is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

         In addition, the Company and the Selling Stockholders listed on Schedule B heretohereby grant to the several Underwriters the option to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company and the Selling Stockholders listed on Schedule B hereto, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company and the Selling Stockholders listed on Schedule B hereto for the Firm Shares. This option may be exercised by UBS Securities LLC ("UBS") on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date hereof, by written notice to the Company and the Selling Stockholders listed on Schedule B hereto. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date


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and time being herein referred to as the "additional time of purchase");
PROVIDED, HOWEVER, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Shares to be purchased by each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares), subject to adjustment in accordance with Section 10 hereof. If, at any time, the Underwriters purchase a portion of the Additional Shares, the number of Additional Shares to be sold by each Seller shall be the number which bears the same proportion to the aggregate number of Additional Shares being sold as the number of Firm Shares set forth opposite the name of such Seller on Schedule B hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares), subject to adjustment in accordance with Section 10 hereof.

         Pursuant to powers of attorney, which shall be satisfactory to counsel for the Underwriters, granted by each Selling Stockholder, Frank H. Laukien, Ph.D. and Richard Stein will act as representatives of the Selling Stockholders. The foregoing representatives (the "Representatives of the Selling Stockholders") are authorized, on behalf of each Selling Stockholder, to execute any documents necessary or desirable in connection with the sale of the Shares to be sold hereunder by each Selling Stockholder, to make delivery of the certificates of such Shares, to receive the proceeds of the sale of such Shares, to give receipts for such proceeds, to pay therefrom the expenses to be borne by each Selling Stockholder in connection with the sale and public offering of the Shares, to distribute the balance of such proceeds to each Selling Stockholder in proportion to the number of Shares sold by each Selling Stockholder, to receive notices on behalf of each Selling Stockholder and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement.

         2. PAYMENT AND DELIVERY. Payment of the purchase price for the Firm Shares shall be made to the Company and each of the Selling Stockholders by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to you through the facilities of The Depository Trust Company (DTC) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on _______________, 2004 (unless another time shall be agreed to by you and the Company and the Representatives of the Selling Stockholders or unless postponed in accordance with the provisions of
Section 10 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called "the time of purchase." Electronic transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

         Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

         Deliveries of the documents described in Section 8 hereof with respect to the purchase of the Shares shall be made at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.


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         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company
represents and warrants to and agrees with each of the Underwriters that:

                  (a) The Registration Statement has been declared effective under the Act; no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or, to the Company's knowledge after due inquiry, are contemplated by the Commission; each Preliminary Prospectus, at the time of filing thereof, complied in all material respects to the requirements of the Act and the last Preliminary Prospectus distributed in connection with the offering of the Shares did not, as of its date, and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Registration Statement complied when it became effective, complies and will comply, at the time of purchase and any additional time of purchase, in all material respects with the requirements of the Act and the Prospectus will comply, as of its date and at the time of purchase and any additional times of purchase, in all material respects with the requirements of the Act and any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been and will be so described or filed; the conditions to the use of Form S-3 have been satisfied; the Registration Statement did not when it became effective, does not and will not, at the time of purchase and any additional time of purchase, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus will not, as of its date and at the time of purchase and any additional time of purchase, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no warranty or representation with respect to any statement contained in the Preliminary Prospectus, the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Preliminary Prospectus, the Registration Statement or the Prospectus; the documents incorporated by reference in the Preliminary Prospectus, the Registration Statement and the Prospectus, at the time they became effective or were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Company has not distributed and will not distribute any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus and the Prospectus;

                  (b) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth under the heading "Actual" in the section of the


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         Registration Statement and the Prospectus entitled "Capitalization"
         and, as of the time of purchase and the additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth under the heading "As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization"; all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

                  (c) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein;

                  (d) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operation or prospects of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect");

                  (e) the Company has no subsidiaries (as defined in the Exchange Act) other than those set forth on SCHEDULE C hereto (collectively, the "Subsidiaries"); the Company owns 100% of the outstanding common stock of the Subsidiaries; other than the capital stock of the Subsidiaries and except as disclosed in the Registration Statement and Prospectus, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of the certificates of incorporation and the by-laws of the Company and the Subsidiaries and all amendments thereto have been delivered to you, and except as set forth in the exhibits to the Registration Statement no changes therein will be made subsequent to the date hereof and prior to the time of purchase or, if later, the additional time of purchase; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and (except as


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         otherwise described in this Section 3(e)) are owned directly or indirectly by the Company subject to no security interest, other encumbrance or adverse claims other than foreign ownership restrictions under applicable laws, rules and regulations; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

                  (f) the Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights;

                  (g) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus and the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

                  (h) this Agreement has been duly authorized, executed and delivered by the Company;

                  (i) neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) its respective charter or by-laws, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their properties may be bound or affected, and the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) the charter or by-laws of the Company or any of the Subsidiaries, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries;

                  (j) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares or the


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         consummation by the Company of the transactions contemplated hereby other than registration of the Shares under the Act, which has been or will be effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under the rules and regulations of the NASD;

                  (k) except as set forth in the Registration Statement and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise; no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise;

                  (l) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business, except where the absence of such license, authorization, consent, approval or filing, would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

                  (m) all legal or governmental proceedings, affiliate transactions, off-balance sheet transactions (including, without limitation, transactions related to, and the existence of "variable interest entities" within the meaning of Financial Accounting Standards Board Interpretation No. 46), contracts, licenses, agreements, leases or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

                  (n) there are no actions, suits, claims, investigations or proceedings pending or threatened or, to the Company's knowledge, contemplated to which the Company or any of


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         the Subsidiaries or any of their respective directors or officers is a party or of which any of their respective properties is subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect or preventing consummation of the transactions contemplated hereby;

                  (o) Ernst & Young LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is filed with the Commission as part of the Registration Statement and the Prospectus, are independent public accountants as required by the Act and by Rule 3600T of the Public Company Accounting Oversight Board ("PCAOB");

                  (p) the financial statements included in the Registration Statement and the Prospectus, together with the related notes and schedules, present fairly the financial position of the Company as of the dates indicated and the results of operations and cash flows of the Company for the periods specified and have been prepared in compliance with the requirements of the Act and in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved; any pro forma financial statements or data included in the Registration Statement and the Prospectus comply with the requirements of Regulation S-X of the Act, including, without limitation, Article 11 thereof, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data set forth in the Registration Statement and the Prospectus are accurately presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement and the Prospectus (including, without limitation, as required by Rules 3-12 or 3-05 or Article 11 of Regulation S-X under the Act) that are not included as required; the Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any "variable interest entities" within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement and the Prospectus; and all disclosures contained in the Registration Statement or the Prospectus regarding "non-GAAP financial measures" (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "EXCHANGE ACT") and Item 10 of Regulation S-K under the Act, to the extent applicable;

                  (q) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the


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         Subsidiaries taken as a whole, (ii) any transaction entered into by the
         Company or its Subsidiaries which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or the Subsidiaries, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock or outstanding indebtedness of the Company or the Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company;

                  (r) the Company has obtained for the benefit of the Underwriters the agreement (a "Lock-Up Agreement"), in the form set forth as EXHIBIT A hereto, of each of the Selling Stockholders and each of its directors and officers;

                  (s) Neither the Company nor any Subsidiary is and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (t) Neither the Company nor any Subsidiary is and, after giving effect to the offering and sale of the Shares, will be a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended "the Public Utility Holding Company Act;"

                  (u) Except as disclosed in the Registration Statement and Prospectus, the Company and each of the Subsidiaries has good and marketable title to all property (real and personal) described the Registration Statement and in the Prospectus as being owned by each of them, free and clear of all liens, claims, security interests or other encumbrances, except for such liens, claims, security interests or other encumbrances that would not, individually or in the aggregate, have a Material Adverse Effect; all the property described in the Registration Statement and the Prospectus as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases;

                  (v) the Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary information described in the Registration Statement and the Prospectus as being owned or licensed by them or which are necessary for the conduct of their respective businesses, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, "Intellectual Property"); (i) to the Company's knowledge, there are no third parties who have or will be able to establish rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Company; (ii) to the Company's knowledge, there is no infringement by third parties of any Intellectual Property; (iii) there is


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         no pending or threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such claim; (iv) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such claim; (v) there is no pending or threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such claim; (vi) to the Company's knowledge, there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property; and (vii) to the Company's knowledge, there is no prior art that may render any patent application owned by the Company of the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office;

                  (w) Neither the U.S. Government nor any agency, department or instrumentality thereof holds any rights, whether under U.S. Army contract DAAA15-87-C-008, any subcontract thereunder or otherwise, to U.S. patents number: 5,028,777; 5,170,054; 5,298,746; 5,331,157;
         5,347,127; 5,386,113; 5,521,379; 5,528,031; or 5,559,325;

                  (x) The Company has reviewed, and consulted with intellectual property counsel regarding, U.S. patent number 4,963,736; neither the Company nor any of the Subsidiaries has, through the manufacture, testing or sale of any mass spectrometers or otherwise, infringed nor is any one of them infringing U.S. patent number 4,963,736; and to the Company's knowledge no third party has instituted or threatened to institute legal proceedings claiming that the Company or any Subsidiary has infringed such patent;

                  (y) The Company has reviewed, and consulted with intellectual property counsel regarding, the letter dated on or about October 28, 2002 to the Company from Cabinet Regimbeau, as intellectual property counsel for the French company Xenocs ("Xenocs"); to the Company's knowledge, neither the Company nor any of the Subsidiaries has infringed nor is any one of them infringing any patent or other intellectual property rights of Xenocs; and to the Company's knowledge, Xenocs has not instituted or threatened to institute legal proceeding against the Company or any of the Subsidiaries, whether involving a claim of infringement by the Company or any of the Subsidiaries of any patent or other intellectual property rights of Xenocs or otherwise;

                  (z) The Company has reviewed, and consulted with intellectual property counsel regarding, the letter dated on or about December 12, 2002 (the "Avantium Letter") to the Company from Avantium Technologies of Amsterdam, The Netherlands ("Avantium"); the Company and the Subsidiaries (each to the extent obligated under such agreement) at all times complied in all material respects with the terms of the non-disclosure agreement with Crystallics, BV, of Amsterdam, The Netherlands referenced in the Avantium Letter; to the Company's knowledge, neither the Company nor any of the Subsidiaries has infringed nor is any one of them infringing any patent or other intellectual property rights of Avantium; and to the Company's knowledge, Avantium has not instituted or threatened to institute legal proceeding against the Company or any of the Subsidiaries, whether claiming infringement by the Company or any of the Subsidiaries of patent or other intellectual property rights of Avantium or otherwise;

                  (aa) The Company has reviewed, and consulted with intellectual property counsel regarding, the e-mail communication dated on or about July 3, 2003 to the Company from Oxford Danfysik of Oxford, UK ("Oxford"); neither the Company nor any of the Subsidiaries has infringed nor is any one of them infringing U.S. patent number 6,596,994 or, to the Company's knowledge, any other patent or other intellectual property rights of Oxford; and to the Company's knowledge, Oxford has not instituted or threatened to institute legal proceeding against the Company or any of the Subsidiaries, whether claiming infringement by the Company or any of the Subsidiaries of patent or other intellectual property rights of Oxford or otherwise;

                  (bb) neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect,
         (i) there is (A) no unfair labor practice complaint pending or, to the Company's knowledge after due inquiry, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company's knowledge after due inquiry, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, and (ii) to the Company's knowledge after due inquiry, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and
         (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;

                  (cc) the Company and the Subsidiaries and their properties, assets and operations are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company's knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or the Subsidiaries under, or to interfere with or prevent compliance by the Company or the Subsidiaries with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, "Environmental Law" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "Hazardous Materials" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

                  (dd) all tax returns required to be filed by the Company and each of the Subsidiaries have been filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided;

                  (ee) the Company and each of the Subsidiaries maintains insurance covering its properties, operations, personnel and businesses as the Company deems adequate and as previously disclosed to the Underwriters; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and any additional time of purchase;

                  (ff) neither the Company nor any of the Subsidiaries has sustained since the date of the last audited financial statements included in the Registration Statement and the Prospectus any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree;

                  (gg) the Company has not sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or, to the Company's knowledge, any other party to any such contract or agreement;

                  (hh) the Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                  (ii) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and internal controls over financial reporting (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company's auditors and the Audit Committee of the Board of Directors have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting, except for those that would not be reasonably likely, individually or in the aggregate, to adversely affect the Company's ability to record, process, summarize, and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls; any material weaknesses in internal controls have been identified for the Company's auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses;

                  (jj) the Company has provided you true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company to any director or executive officer of the Company, or to any family member or affiliate of any director or executive officer of the Company; and since July 30, 2002, the Company has not, directly or indirectly, including through any subsidiary: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002;

                  (kk) any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

                  (ll) neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or the Subsidiaries has made any payment of funds of the Company or the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus;

                  (mm) neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; and

                  (nn) to the Company's knowledge after due inquiry, there are no affiliations or associations between any member of the NASD and any of the Company's officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement and the Prospectus.

                  (oo) The Company and the Subsidiaries and any of the officers and directors of the Company and any of the Subsidiaries, in their capacities as such, are in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

         In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company or Subsidiary, as the case may be, as to matters covered thereby, to each Underwriter.

         4. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each Selling Stockholder, severally and not jointly, represents and warrants to each Underwriter that:

                  (a) such Selling Stockholder now is and at the time of delivery of such Shares (whether the time of purchase or additional time of purchase, as the case may be) will be, the lawful owner of the number of Shares to be sold by such Selling Stockholder pursuant to this Agreement and has and, at the time of delivery thereof, will have valid and marketable title to such Shares, and upon delivery of and payment for such Shares (whether at the time of purchase or the additional time of purchase, as the case may be), the Underwriters will acquire valid and marketable title to such Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

                  (b) such Selling Stockholder has and at the time of delivery of such Shares (whether the time of purchase or additional time of purchase, as the case may be) will have, full legal right, power and capacity, and any approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement;

                  (c) this Agreement and the Custody Agreement among American Stock Transfer & Trust Company, as custodian, and the Selling Stockholders (the "Custody Agreement") have been duly executed and delivered by such Selling Stockholder and each is a legal, valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms;

                  (d) such Selling Stockholder has reviewed carefully the Registration Statement and Prospectus and the Registration Statement or any amendment thereto as to information relating to such Selling Stockholder did not when it became effective, does not and will not, at the time of purchase and the additional time of purchase, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and, the Prospectus or any supplement thereto as to information relating to such Selling Stockholder, did not as of its date, does not and will not, at the time of purchase and the additional time of purchase, contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to such Selling Stockholder's knowledge, the Registration Statement or any amendment thereto did not when it became effective, does not and will not, at the time of purchase and the additional time of purchase, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading; and to such Selling Stockholder's knowledge, the Prospectus or any supplement thereto did not as of its date, does not and will not, at the time of purchase and the additional time of purchase, contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (e) such Selling Stockholder has duly and irrevocably authorized the Representatives of the Selling Stockholders, on behalf of such Selling Stockholder, to execute and deliver this Agreement and any other document necessary or desirable in connection with the transactions contemplated thereby and to deliver the Shares to be sold by such Selling Stockholder and receive payment therefor pursuant hereto;

                  (f) the sale of such Selling Stockholder's Shares pursuant to this Agreement is not prompted by any information concerning the Company which is not set forth in the Prospectus; and

                  (g) at the time of purchase, all stock transfer or other taxes (other than income taxes which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Stockholder to the several Underwriters hereunder will have been fully paid or provided for by such Selling Stockholder and all laws imposing such taxes will have been fully complied with.

         5. CERTAIN COVENANTS

                  (a) The Company hereby agrees:

                      (i) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares; PROVIDED that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                      (ii) to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

                      (iii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or any post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when the Registration Statement and any such post-effective amendment thereto has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rule);

                      (iv) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or the Prospectus, including by filing any documents that would be incorporated therein by reference, and to provide you and Underwriters' counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;

                      (v) subject to Section 5(a)(iv) hereof, to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to provide you with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to promptly notify you of such filing;

                      (vi) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

                      (vii) to advise the Underwriters promptly of the happening of any event within the time during which a prospectus relating to the Shares is required to be delivered under the Act which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 5(a)(iv) hereof, to promptly prepare, file with the Commission and furnish to the Underwriters, each at the Company's expense, such amendments or supplements to such Prospectus as may be necessary to reflect any such change;

                      (viii) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than June 30, 2005;

                      (ix) to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a consolidated balance sheet and statements of income, shareholders' equity and cash flow of the Company and the Subsidiaries for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants);

                      (x) to furnish to you 4 copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

                      (xi) to furnish to you promptly and, upon request, to each of the other Underwriters for a period of five years from the date of this Agreement (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other information as you may reasonably request regarding the Company or the Subsidiaries;

                      (xii) to furnish to you as early as practicable prior to the time of purchase, and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to
         Section 8(i) hereof;

                      (xiii) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus;

                      (xiv) not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, or file or cause to be declared effective a registration statement under the Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock for a period of 180 days after the date hereof (the "Lock-Up Period"), without the prior written consent of Bear Stearns and UBS, except that except that if (i) during the period that begins on the date that is 15 calendar days plus three business days before the last day of the 180-day restricted period and ends on the last day of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this section shall continue to apply until the expiration of the date that is 15 calendar days plus three business days after the date on which the issuance of the earnings release or the material news or material event occurs, provided however, this provision will not apply if, within three days of the termination of the 180-day restricted period, the Company delivers to Bear Stearns and UBS a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that the Company's shares of Common Stock are, as of the date of delivery of such certificate, "actively trading securities," as defined in Regulation M, 17 CFR 242.101(c)(1) (such notice shall be delivered in accordance with Section 13 hereof). This section shall not apply to (i) the registration of the Shares and the sales to the Underwriters pursuant to this Agreement, (ii) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement and the Prospectus, (iii) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement and the Prospectus; and (iv) the issuance of up to an aggregate of 8,900,000 shares of Common Stock in connection with an acquisition, strategic licensing arrangement, corporate partnering transaction or similar extraordinary corporate transaction; provided that the recipient(s) of such shares agrees in writing with the Underwriters prior to the issuance of such shares not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any of the shares of Common Stock during the Lock-Up Period.

                      (xv) to use its best efforts to cause the Common Stock to be listed for quotation on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ");

                      (xvi) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock; and

                      (xvii) Upon the written request of any Underwriter, the Company shall (i) furnish to such Underwriter, a certification, as contemplated by and in compliance with Treasury regulations section 1.897-2(h), that as of the time of purchase, any additional time of purchase, or such other date as may be specified in such request, the Shares are not United States real property interests as defined in section 897(c)(1) of the Internal Revenue Code of 1986, as amended,
         (ii) file such certification with the Internal Revenue Service in the manner and within the time period specified in Treasury regulations section 1.897-2(h) and (iii) promptly after such filing, furnish to the Underwriter that has requested such certification, as the case may be, proof of such filing.

                  (b) The Company and the Selling Stockholders, jointly and severally, hereby agree:

                      (i) to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including the reasonable legal fees and filing fees and other reasonable disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on NASDAQ and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD, including the reasonable legal fees and filing fees and other reasonable disbursements of counsel to the Underwriters, (vii) the fees and disbursements of any transfer agent or registrar for the Shares,
         (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters' sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) the performance of the Company's other obligations hereunder; provided, that the foregoing shall not prevent the Company and the Selling Stockholders to allocate responsibility for the above expenses among themselves.

                  (c) The Selling Stockholders hereby agree:

                      (i) to deliver to the Underwriters, prior to at the time of purchase, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof) in order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions contemplated herein;

                  (ii) not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, or file or cause to be declared effective a registration statement under the Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock for a period of 180 days after the date hereof (the

         "Lock-Up Period"), without the prior written consent of Bear Stearns and UBS, except that except that if (i) during the period that begins on the date that is 15 calendar days plus three business days before the last day of the 180-day restricted period and ends on the last day of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this section shall continue to apply until the expiration of the date that is 15 calendar days plus three business days after the date on which the issuance of the earnings release or the material news or material event occurs, provided however, this provision will not apply if, within three days of the termination of the 180-day restricted period, the Company delivers to Bear Stearns and UBS a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that the Company's shares of Common Stock are, as of the date of delivery of such certificate, "actively trading securities," as defined in Regulation M, 17 CFR 242.101(c)(1) (such notice shall be delivered in accordance with Section 13 hereof). This section shall not apply to (i) the registration of the Shares and the sales to the Underwriters pursuant to this Agreement, (ii) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement and the Prospectus, and (iii) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement and the Prospectus; and

                      (iii) to advise the Underwriters promptly of the happening of any event within the time during which a prospectus relating to the Shares is required to be delivered under the Act which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

         7. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 10 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company and the Selling Stockholders, jointly and severally, shall, in addition to paying the amounts described in Section 5(b)(i) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

         8. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company and each of the Selling Stockholders of its obligations hereunder and to the following additional conditions precedent:

                  (a) The Company and the Selling Stockholders shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Nixon Peabody LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, in the form set forth in EXHIBIT B hereto.

                  (b) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, the opinion of Ward and Olivo, special counsel for the Company with respect to patents and proprietary rights, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, in the form set forth in EXHIBIT C hereto.

                  (c) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, the opinion of Hale and Dorr LLP, special counsel for the Company with respect to patents and proprietary rights, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, in the form set forth in EXHIBIT C-1 hereto.

                  (d) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, the opinion of Kohler Schmid & Partner, special counsel for the Company with respect to patents and proprietary rights, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, in the form set forth in EXHIBIT C-2 hereto.

                  (e) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, the letter from Kudirka & Jobse LLP, special counsel for the Company with respect to patents and proprietary rights, dated the time of purchase or the additional time of purchase, as the case may be, and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, in the form set forth in EXHIBIT C-3 hereto; and the Company shall have furnished to you a certificate of its Chief Executive Officer relating to certain intellectual property matters in a form reasonably satisfactory to Dewey Ballantine LLP, counsel for the Underwriters.

                  (f) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, the certificate of Jochen Franzen, officer for the Company with respect to patents and proprietary rights, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, in the form set forth in EXHIBIT C-4 hereto.

                  (g) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, the opinion of Dr. H. Kessler & Partner, Bremen, counsel for Bruker Daltonic GmbH, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, in the form set forth in EXHIBIT D hereto.

                  (h) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, the opinion of Rechtsanwalte Schwaninger & Schmale, counsel for Bruker AXS GmbH, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, in the form set forth in EXHIBIT D-1 hereto.

                  (i) You shall have received from Ernst & Young LLP and PricewaterhouseCoopers LLP letters dated, respectively, the date of this Agreement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by Bear Stearns and UBS.

                  (j) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Dewey Ballantine LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, as to the matters referred to in subparagraphs (4), (5), (8) (with respect to the Shares only), (9), (10) and the last subparagraph of EXHIBIT B.

                  (k) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus, including documents deemed to be incorporated by reference therein, shall have been filed to which you object in writing.

                  (l) The Registration Statement shall become effective not later than 5:30 P.M. New York City time on the date of this Agreement and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement.

                  (m) Prior to the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                  (n) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, no material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole shall occur or become known.

                  (o) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer to the form attached as EXHIBIT E hereto.

                  (p) You shall have received signed Lock-up Agreements referred to in Section 3(r) hereof.

                  (q) The Company and the Selling Stockholders shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

                  (r) The Shares shall have been approved for quotation on NASDAQ, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

                  (s) The Selling Stockholders will at the time of purchase and the additional time of purchase, as the case may be deliver to you a certificate of the Representatives of the Selling Stockholders to the effect that the representations and the warranties of the Selling Stockholders as set forth in this Agreement are true and correct as of each such date.

         9. EFFECTIVE DATE OF AGREEMENT; TERMINATION. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or
(ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

         The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of Bear, Stearns & Co. Inc. ("Bear Stearns") and UBS, jointly, or any group of Underwriters (which may include Bear Stearns and/or UBS) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement and the Prospectus, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operation of the Company and the Subsidiaries taken as a whole, which would, in Bear Stearns and UBS' judgment or in the judgment of such group of Underwriters, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (y) there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on the NASDAQ; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or
(v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in Bear Stearns and UBS' judgment or in the judgment of such group of Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (z) there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (i) any intended or potential downgrading or
(ii) any watch, review or possible change that does not indicate an affirmation or improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Act.

         If Bear Stearns and UBS, jointly, or any group of Underwriters elects to terminate this Agreement as provided in this Section 9, the Company, the Representatives of the Selling Stockholders and each other Underwriter shall be notified promptly in writing.

         If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholders, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company or the Selling Stockholders, as the case may be, shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5(b)(i), 7 and 11 hereof), and the Underwriters shall be under no obligation or liability to the Company and the Selling Stockholders under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

         10. INCREASE IN UNDERWRITERS' COMMITMENTS. Subject to Sections 8 and 9 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 8 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 9 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

         Without relieving any defaulting Underwriter from its obligations hereunder, the Company and each of the Selling Stockholders agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

         If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

         The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 10 with like effect as if such substituted Underwriter had originally been named in Schedule A.

         If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         11. INDEMNITY AND CONTRIBUTION.

                  (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 11 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or such Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading; and PROVIDED THAT the indemnification provided in this Section 11(a)(i) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing
         Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was identified as such to the Underwriters by the Company and was cured, as determined by a court of competent jurisdiction in a decision not subject to further appeal, in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person, (ii) any untrue statement or alleged untrue statement made by the Company in Section 3 hereof or the failure by the Company to perform when and as required any agreement or covenant contained herein, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company or based upon written information furnished by or on behalf of the Company including, without limitation, slides, videos, films or tape recordings used in connection with the marketing of the Shares;

                  (b) the Selling Stockholders, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or such Prospectus or necessary to make the statements made therein not misleading insofar as any such loss, damage, expense, liability or claim arises out of or is based upon information relating to any Selling Stockholder; PROVIDED THAT the indemnification provided in this Section 11(b)(i) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was identified as such to the Underwriters by the Selling Stockholders and was cured, as determined by a court of competent jurisdiction in a decision not subject to further appeal, in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person, (ii) any untrue statement or alleged untrue statement made by such Selling Stockholder in Section 4 hereof or the failure by such Selling Stockholder to perform when and as required any agreement or covenant contained herein; PROVIDED, FURTHER, that no Selling Stockholder shall be responsible, pursuant to this indemnity for losses, expenses, liability or claims for an amount in excess of the proceeds to be received by such Selling Stockholder (before deducting expenses) from the sale of the Shares hereunder.

         If any action, suit or proceeding (each, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company or any Selling Stockholder pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company and the Representatives of the Selling Stockholders in writing of the institution of such Proceeding and the Company or such Selling Stockholder, as the case may be, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; PROVIDED, HOWEVER, that the omission to so notify the Company or the Representative of the Selling Stockholders shall not relieve the Company or such Selling Stockholder from any liability which the Company or such Selling Stockholder may have to any Underwriter or any such person or otherwise if the Company or the Selling Stockholder is not materially prejudiced by such delay. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company or such Selling Stockholder in connection with the defense of such Proceeding or the Company or such Selling Stockholder shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company or such Selling Stockholder (in which case the Company or such Selling Stockholder shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company or such Selling Stockholder and paid as incurred (it being understood, however, that the Company or such Selling Stockholder shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company or such Selling Stockholder shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Company or such Selling Stockholder, the Company or such Selling Stockholder agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

                  (c) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, each Selling Stockholder and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, any Selling Stockholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

         If any Proceeding is brought against the Company, any Selling Stockholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, any Selling Stockholder or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; PROVIDED, HOWEVER, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company, any Selling Stockholder or any such person or otherwise if the Underwriter is not materially prejudiced by such delay. The Company, any Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, any Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company, any Selling Stockholder and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

                  (d) If the indemnification provided for in this Section 11 is unavailable to an indemnified party under subsections (a), (b) or (c) of this Section 11 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company and/or the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

                  (e) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

                  (f) The indemnity and contribution agreements contained in this Section 11 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers, any Selling Stockholder or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company, each of the Selling Stockholders and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company or the Selling Stockholders, against any of the Company's or Selling Stockholder's officers or directors, as the case may be, in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or the Prospectus.

         12. INFORMATION FURNISHED BY THE UNDERWRITERS. The statements set forth in the last paragraph on the cover page of the Prospectus and the statements set forth in the seventh, thirteenth, fourteenth, fifteenth, sixteenth and eighteenth paragraphs under the caption "Underwriting" in the Prospectus, only insofar as such statements relate to the amount of the selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 3 and 11 hereof.

         13. NOTICES. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, N.Y. 10171-0026, Attention:
Syndicate Department and Bear, Stearns & Co., Inc., 383 Madison Avenue, New York, New York 10179, Attention: Stephen Parish, Senior Managing Director, Equity Capital Markets; if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 40 Manning Road, Billerica, Massachusetts 01821, Attention: Frank H. Laukien, Ph.D.; and if to the Selling Stockholders, shall be sufficient in all respects if delivered or sent to the Representatives of the Selling Stockholders at Nixon Peabody LLP, 101 Federal Street, Boston, Massachusetts, Attention: Richard Stein.

         14. GOVERNING LAW; CONSTRUCTION. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

         15. SUBMISSION TO JURISDICTION. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company and each of the Selling Stockholders hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against Bear Stearns and/or UBS or any indemnified party. Each of Bear Stearns, UBS, the Selling Stockholders and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and each of the Selling Stockholders agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

         16. PARTIES AT INTEREST. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Selling Stockholders and the Company and to the extent provided in Section 11 hereof the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

         17. COUNTERPARTS. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

         18. SUCCESSORS AND ASSIGNS. This Agreement has been and is made solely for the benefit of the Underwriters, the Company and the Selling Stockholders and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares merely because of such persons.

         19. MISCELLANEOUS. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

         If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this agreement and your acceptance shall constitute a binding agreement among the Company, the Selling Stockholders and the Underwriters, severally, in accordance with its terms.

                                           Very truly yours,

                                           BRUKER BIOSCIENCES CORPORATION


                                           By:
                                               -----------------------------
                                               Title:

                                           THE SELLING STOCKHOLDERS NAMED IN
                                           SCHEDULE B ATTACHED HERETO


                                           By:
                                               -----------------------------
                                               Attorney-in-Fact

Accepted and agreed to as of the
date first above written, on
behalf of themselves and
the other several Underwriters
named in Schedule A

UBS SECURITIES LLC
BEAR, STEARNS & CO. INC.
SG COWEN SECURITIES CORPORATION.

By: UBS SECURITIES LLC


By: __________________________
    Name:
    Title:


By: __________________________
    Name:
    Title:


By: BEAR, STEARNS & CO. INC.


By: __________________________
    Name:
    Title:

                                   SCHEDULE A


                                                          Number of
UNDERWRITER                                               FIRM SHARES
UBS SECURITIES LLC
BEAR, STEARNS & CO. INC.
SG COWEN SECURITIES CORPORATION





                                                            -------
                                  Total....................
                                                            =======

                                   SCHEDULE B


                                   NUMBER OF                NUMBER OF
SELLERS                            FIRM SHARES              ADDITIONAL SHARES
--------------------               -----------              -----------------
Company                              3,000,000                450,000

Selling Stockholders:
Isolde Laukien                       3,333,334                500,000
Marc Laukien                         3,333,333                500,000
Dirk Laukien                         2,000,000                300,000
Jorg Laukien                         3,333,333                500,000

                                   ----------               ---------
      Total..................      15,000,000               2,250,000
                                   ==========               =========

                                   SCHEDULE C
                                   ==========


       SUBSIDIARY                                JURISDICTION OF INCORPORATION
       ----------                                -----------------------------
       Bruker AXS Inc.                           Delaware, USA
       Bruker Daltonics Inc.                     Delaware, USA
       Bruker AXS GmbH                           Germany
       Nihon Bruker AXS KK                       Japan
       Bruker Nonius B.V.                        The Netherlands
       Bruker AXS do Brasil Ltda.                Brazil
       Bruker AXS Ltd.*                          United Kingdom
       Bruker AXS SA*                            France
       Bruker AXS SrL*                           Italy
       Bruker AXS Pte Ltd (Singapore)            Singapore
       Bruker AXS GmbH*                          Austria
       Bruker AXS (Pty) Ltd.*                    South Africa
       Bruker Daltonics Ltd.                     England
       Bruker Daltonique S.A.                    France
       Nihon Bruker Daltonics K.K.               Japan
       Bruker Daltonics AG                       Switzerland
       Bruker Daltonics Scandinavia AB           Sweden
       Bruker Daltonik GmbH                      Germany
       Bruker Daltonics LTD                      Canada
       Bruker Daltonics S.r.l.                   Italy
       Bruker Daltonics Pte Ltd (Singapore)      Singapore
       Bruker Daltonics Australia Pty. Ltd.      Australia
       Bruker Daltonics B.V.                     The Netherlands
       Bruker Daltonics SPRL                     Belgium

* These entities are indirect subsidiaries of Bruker AXS Inc. ("BAXS"). Each is a wholly-owned subsidiary of Bruker AXS GmbH; Bruker AXS GmbH, in turn, is a wholly-owned subsidiary of BAXS.

                                    EXHIBIT A
                                    ---------

                         BRUKER BIOSCIENCES CORPORATION
                         ------------------------------

                                  Common Stock

                                 $0.01Par Value


                                                                March ____, 2004

UBS Securities LLC
Bear, Stearns & Co. Inc.
SG Cowen Securities Corporation
As Representative of the several Underwriters

c/o UBS Securities LLC
    299 Park Avenue
    New York, New York 10171


c/o Bear, Stearns & Co. Inc.
    383 Madison Avenue
    New York, New York 10179

Ladies and Gentlemen:

         This Lock-Up Letter Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") to be entered into by Bruker Biosciences Corporation (the "Company"), certain selling shareholders and you, as Representative of the several Underwriters named therein, with respect to the public offering (the "Offering") of Common Stock, par value $0.01 per share, of the Company (the "Common Stock").

         In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that for a period from the date of the Preliminary Prospectus until 180 days after the date of the final prospectus relating to the Offering the undersigned will not, without the prior written consent of Bear Stearns and UBS, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the "Commission") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of or sale to the Underwriters of any Common Stock pursuant to the Offering and the Underwriting Agreement, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement and confirm that he, she or it has been in compliance with the terms of this Lock-Up Letter Agreement since the date of the Preliminary Prospectus or (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement and confirms that it has been in compliance with the terms of this Lock-Up Letter Agreement since the date of the Preliminary Prospectus.

If (i) during the period that begins on the date that is 15 calendar days plus three business days before the last day of the 180-day restricted period and ends on the last day of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this letter shall continue to apply until the expiration of the date that is 15 calendar days plus three business days after the date on which the issuance of the earnings release or the material news or material event occurs, provided however, this paragraph will not apply if, within three days of the termination of the 180-day restricted period, the Company delivers to Bear Stearns and UBS a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that the Company's shares of Common Stock are, as of the date of delivery of such certificate, "actively trading securities," as defined in Regulation M, 17 CFR 242.101(c)(1). Such notice shall be delivered in accordance with Section 13 of the Underwriting Agreement.

         In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for a period from the date of the Preliminary Prospectus until 180 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of Bear Stearns and UBS, make any demand for, or exercise any right with respect to, the registration of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock.

         If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn or
(iii) for any reason the Underwriting Agreement shall be terminated prior to the time of purchase (as defined in the Underwriting Agreement), this Lock-Up Letter Agreement shall be terminated and the undersigned shall be released from its obligations hereunder. This lock-up agreement shall automatically terminate and the undersigned shall be released from its obligations hereunder on the 90th day after the date of the Preliminary Prospectus if the purchase of the Firm Shares (as defined in the Underwriting Agreement) by the Underwriters has not occurred by such date.

                                                Yours very truly,



                                                -------------------------------
                                                Name:

                                    EXHIBIT B
                                    ---------

                            OPINION OF NIXON PEABODY
                            ------------------------

         1. the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver the Underwriting Agreement and to issue, sell and deliver the Shares as contemplated herein;

         2. each of Bruker Daltonics Inc. and Bruker AXS Inc. (the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus;

         3. the Company and the Subsidiaries are duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction where the ownership or leasing of their properties or the conduct of their business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect;

         4. the Underwriting Agreement has been duly authorized, executed and delivered by the Company;

         5. the Shares have been duly authorized and validly issued and are fully paid and non-assessable;

         6. the Company has an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus; all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are free of statutory preemptive rights and, to such counsel's knowledge, contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Shares are free of statutory preemptive rights and, to such counsel's knowledge, contractual preemptive rights, resale rights, rights of first refusal and similar rights; the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

         7. all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise stated in the Registration Statement and the Prospectus, are owned directly or indirectly by the Company, in each case subject to no security interest, or adverse claim (as defined in Article 8 of the Uniform Commercial Code) except foreign ownership restrictions under applicable laws, rules and regulations; and to such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

         8. the capital stock of the Company, including the Shares, conforms as to legal matters in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

         9. the Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act; and the conditions to the use of Form S-3 have been satisfied; the documents incorporated by reference in the Registration Statement and the Prospectus, at the time they became effective or were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act (except as to the financial statements and schedules and other financial data contained therein, as to which such counsel need express no opinion);

         10. the Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424;

         11. no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares and consummation by the Company of the transactions contemplated hereby other than registration of the Shares under the Act (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters);

         12. the execution, delivery and performance of the Underwriting Agreement by the Company, the issuance and sale of the Shares by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) the charter or by-laws of the Company or any of the Subsidiaries, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected currently filed as an exhibit to the Registration Statement or currently filed as an exhibit to any document incorporated by reference in the Registration Statement or the Prospectus, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries;

         13. to such counsel's knowledge, neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) its respective charter or by-laws, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, all as currently filed as an exhibit to the Registration Statement or currently filed as an exhibit to any document incorporated by reference in the Registration Statement or the Prospectus, or any federal, Delaware or Massachusetts law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries;

         14. to such counsel's knowledge, there are no affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or documents of a character which are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been so described or filed;

         15. to such counsel's knowledge, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is a party or to which any of their respective properties is subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement or the Prospectus but are not so described;

         16. the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

         17. the information in the Registration Statement and the Prospectus and the Company's Annual Report for the year ended December 31, 2003 filed on Form 10-K under the sixth sentence under the heading "Risk factors - If we lose our strategic partners, our marketing efforts could be impaired," and under the headings "Risk factors - We have agreed to share our name, portions of our intellectual property rights and distribution channels with other entities under common control which could result in the loss of our name and to lock in the price of products we may sell to these entities which may not be the best price available for these products," "Risk factors - Other companies may have difficulty acquiring us, even if doing so would benefit our stockholders, due to provisions under our corporate charter, bylaws, option plans, stockholder rights agreement and some of our employment agreements, as well as Delaware law," "Business - Government Contracts," "Business - Government Regulation," and in the Registration Statement and the Prospectus under the headings "Description of Common Stock," "Part II. Information Not Required in Prospectus - Item 15. Indemnification of Directors and Officers," insofar as such statements constitute a summary of documents or matters of law, and are descriptions of contracts, agreements or other legal documents or of legal proceedings, or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information required to be shown;

         18. no person has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration Statement or otherwise known to such counsel, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock or other equity interest of the Company, or to include any such shares or interest in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise;

         19. the Underwriting Agreement and the Custody Agreement have been duly executed and delivered by or on behalf of each of the Selling Stockholders;

         20. each Selling Stockholder has full legal right and power, and has obtained any authorization or approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided in the Underwriting Agreement;

         21. Assuming that the Underwriters acquire the Shares sold by the Selling Stockholders for value and without notice of any adverse claim (as defined in Article 8 of the Uniform Commercial Code) with respect to such Shares, then, upon delivery to the Underwriters of the certificates representing such Shares, either registered in the name of the Underwriters or indorsed to the Underwriters or in blank by an effective endorsement, the Underwriters will acquire such Shares free of any adverse claim.

         22. each of the Representatives of the Selling Stockholders has been duly authorized by each Selling Stockholder to execute and deliver on behalf of such Selling Stockholder this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by such Selling Stockholder; and

         23. to the best of such counsel's knowledge, the statements in the Prospectus under the caption "Principal and Selling Stockholders" insofar as such statements constitute a summary of the matters referred to therein present fairly the information called for with respect to such matters.

         In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus were discussed and, although such counsel has not undertaken to independently determine, is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as and to the extent stated in subparagraphs (6), (8) and (17) above), on the basis of the foregoing nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective (or, if later, at the time of filing of the Company's most recent annual report on Form 10-K) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at the time of purchase or the additional time of purchase, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial data and statistical data derived therefrom included in the Registration Statement or the Prospectus).

                                    EXHIBIT C
                                    ---------

                            OPINION OF WARD AND OLIVO

         Such counsel shall state that they served as special counsel to the Company with respect to patents and proprietary rights, and shall opine that:

         1. To such counsel's knowledge, the statements in the Registration Statement and the Prospectus under the captions under the caption Intellectual Property and under the headings "Risk factors - Our success depends on our ability to operate without infringing or misappropriating the proprietary rights of others," "Risk factors - If we are unable to effectively protect our intellectual property, third parties may use our technology, which would impair our ability to compete in our markets," "Risk factors - Third parties may infringe our patents, and we may become involved in lawsuits to protect or enforce our patents that are brought by us which could be expensive and time consuming and adversely affect our patent position," "Risk factors - We have agreed to share our name, portions of our intellectual property rights and distribution channels with other entities under common control which could result in the loss of our name and to lock in the price of products we may sell to or buy from these entities, which may not be the most favorable prices for us for these products," are accurate and complete statements or summaries of the matters therein set forth. Nothing has come to such counsel's attention that causes them to believe that the above-described portions of the Registration Statement at the time such Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto, at the date of such Prospectus or such supplement and at the time of purchase or the additional time of purchase, as the case may be, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         2. To such counsel's knowledge, with the exception of applications pending before the U.S. Patent and Trademark Office, (a) there are no legal or governmental proceedings pending relating to patent rights, trade secrets, trademarks, service marks or other proprietary information or materials of the Company, and (b) no such proceedings are threatened or contemplated by governmental authorities or others.

         3. Such counsel does not know of any contracts or other documents, relating to the Company's patents, trade secrets, trademarks, service marks or other proprietary information or materials, of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been so described or filed required.

         4. To such counsel's knowledge, the Company is not infringing or otherwise violating any patents, trade secrets, trademarks, service marks or other proprietary information or materials of others.

         5. Such counsel has no knowledge of any facts which would preclude the Company from having valid license rights or clear title to the patents referenced in the Registration Statement and the Prospectus. Such counsel has no knowledge that the Company lacks or will be unable to obtain any rights or licenses to use all patents and other material intangible property and assets necessary to conduct the business now conducted or proposed to be conducted by the Company as described in the Registration Statement and the Prospectus, except as described in the Registration Statement and the Prospectus. Counsel is unaware of any facts which form a basis for a finding of unenforceability or invalidity of any of the Company's patents.

         6. Such counsel is not aware of any material fact with respect to the patent applications of the Company presently on file that (a) would preclude the issuance of patents with respect to such applications, or (b) would lead such counsel to conclude that such patents, when issued, would not be valid and enforceable in accordance with applicable regulations.

                                   EXHIBIT C-1
                                   -----------

                          OPINION OF HALE AND DORR LLP

         Such counsel shall state that they served as special counsel to the Company with respect to patents and proprietary rights, and shall opine that:

         1. To such counsel's knowledge, the statements in the Registration Statement and the Prospectus under the captions "Intellectual Property," second and fifth paragraphs and "Risk Factors" under the captions "Our success depends on our ability to operate without infringing or misappropriating the proprietary rights of others," "If we are unable to effectively protect our intellectual property, third parties may use our technology, which would impair our ability to compete in our markets," and "Third parties may infringe our patents, and we may become involved in lawsuits to protect or enforce our patents that are brought by us which could be expensive and time consuming and adversely affect our patent position" are accurate and complete statements or summaries of the matters therein set forth. Nothing has come to such counsel's attention that causes them to believe that the above-described portions of the Registration Statement at the time such Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto, at the date of such Prospectus or such supplement and at the time of purchase or the additional time of purchase, as the case may be, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         2. To such counsel's knowledge, (a) there are no legal or governmental proceedings pending relating to patent rights, trade secrets, trademarks, service marks or other proprietary information or materials of the Company, and
(b) except as set forth in the letter of February 5, 2002 from the U.S. Army Aberdeen Acquisition Center Chemical and Biological Defense Command Branch, to the Company, no such proceedings are threatened or contemplated by governmental authorities or others.

         3. To such counsel's knowledge, with the possible exception of the manufacture, testing and sales of five individual mass spectrometers that arguably could infringe US Patent No. 4,963,736 if such patent is found to be valid, the Company is not infringing or otherwise violating any patents, trade secrets, trademarks, service marks or other proprietary information or materials of others.

         4. Such counsel has no knowledge of any facts that according to such counsel's knowledge and understanding would preclude the Company from having valid license rights or clear title to the patents referenced in the Registration Statement and the Prospectus. Counsel is unaware of any facts which form a basis for a finding of unenforceability or invalidity of any of the Company's patents and other material property and assets.

         5. Such counsel is not aware of any material fact that has not been brought to the attention of the patent office with respect to the patent applications of the Company presently on file that according to such counsel's knowledge and understanding (a) would preclude the issuance of patents with respect to such applications, or (b) would lead such counsel to conclude that such patents, when issued, would not be valid and enforceable in accordance with applicable regulations.

                                   EXHIBIT C-2
                                   -----------

                       OPINION OF KOHLER SCHMID & PARTNER

         Such counsel shall state that they served as special counsel to Bruker AXS GmbH (the "Company") with respect to patents and proprietary rights, and shall opine that:

         1. To such counsel's knowledge, the statements in the Registration Statement and the Prospectus under the caption Intellectual Property and under the headings "Risk factors - Our success depends on our ability to operate without infringing or misappropriating the proprietary rights of others," "Risk factors - If we are unable to effectively protect our intellectual property, third parties may use our technology, which would impair our ability to compete in our markets," "Risk factors - Third parties may infringe our patents, and we may become involved in lawsuits to protect or enforce our patents that are brought by us which could be expensive and time consuming and adversely affect our patent position," "Risk factors - We have agreed to share our name, portions of our intellectual property rights and distribution channels with other entities under common control which could result in the loss of our name and to lock in the price of products we may sell to or buy from these entities, which may not be the most favorable prices for us for these products," are accurate and complete statements or summaries of the matters therein set forth. Nothing has come to such counsel's attention that causes them to believe that the above-described portions of the Registration Statement at the time such Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto, at the date of such Prospectus or such supplement and at the time of purchase or the additional time of purchase, as the case may be, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         2. To such counsel's knowledge, (a) there are no legal or governmental proceedings pending relating to patent rights, trade secrets, trademarks, service marks or other proprietary information or materials of the Company, and
(b) no such proceedings are threatened or contemplated by governmental authorities or others.

         3. Such counsel does not know of any contracts or other documents, relating to the Company's patents, trade secrets, trademarks, service marks or other proprietary information or materials, of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been so described or filed required.

         4. To such counsel's knowledge, the Company is not infringing or otherwise violating any patents, trade secrets, trademarks, service marks or other proprietary information or materials of others.

         5. Such counsel has no knowledge of any facts which would preclude the Company from having valid license rights or clear title to the patents referenced in the Registration Statement and the Prospectus. Such counsel has no knowledge that the Company lacks or will be unable to obtain any rights or licenses to use all patents and other material intangible property and assets necessary to conduct the business now conducted or proposed to be conducted by the Company as described in the Registration Statement and the Prospectus, except as described in the Registration Statement and the Prospectus. Counsel is unaware of any facts which form a basis for a finding of unenforceability or invalidity of any of the Company's patents and other material property and assets.

         6. Such counsel is not aware of any material fact with respect to the patent applications of the Company presently on file that (a) would preclude the issuance of patents with respect to such applications, or (b) would lead such counsel to conclude that such patents, when issued, would not be valid and enforceable in accordance with applicable regulations.

                                   EXHIBIT C-3
                                   -----------

                         OPINION OF KUDRIKA & JOBSE LLP

         1. Such counsel is not aware of any invalid license rights or title defects in the patents that we know to be used in Bruker AXS Inc.'s (the "Company) business, and such counsel is not aware of any rights of third parties to any Company patents that interfere in any material respect with the Company's use of, or right to use, the Company's patents.

         2. Such counsel is not aware of any infringement or other violation by third parties of any of the Company patents. A product brochure from the Company INEL, of Artenay, France, was forwarded to such counsel by Bob He on August 20, 2002 regarding a possible infringement of the U.S. Patent No. 5,359,640, owned by the Company, but such counsel was never asked to investigate that potential infringement further.

         3. Such counsel is not aware of any pending or threatened action, suit, proceeding or claim that the Company infringes or otherwise violates any third party patent rights. Nor is such counsel aware of any specific facts or circumstances that, in such counsel's opinion, should be reasonably considered as a basis for such action, suit, proceeding or claim, provided however, that such counsel is aware of the Company being contacted by third parties regarding their alleged intellectual property rights as described in the following three paragraphs:

                  On October, 28, 2002, the Company was sent a letter from Cabinet Regimbeau of Paris, France, which was intellectual property counsel for the French Company Xenocs. The letter did not charge infringement, and simply stated that patent applications had been filed for two-dimensional x-ray mirrors. Such counsel was not asked to do a formal investigation into this matter, and did not participate in any discussions with Xenocs.

                  On December 12, 2002, a letter was sent to the Company from a vice president of Avantium Technologies in Amsterdam, The Netherlands. This letter identified Avantium as a partner of Crystallics, BV, also of Amsterdam. The letter referenced a nondisclosure agreement between the Company and Crystallics, and alleged a breach of that agreement by the Company. The letter also stated that several patent applications had been filed by Crystallics covering certain apparatus and methods for x-ray diffractometers. The letter did not charge infringement, but requested that the Company cease certain activities related to the technology in question. Such counsel was not asked to do a formal investigation of either the nondisclosure agreement or the patent applications, and did not participate in any discussions with Avantium/Crystallics.

                  On July 3, 2003, the Company received an e-mail communication from the managing director of Oxford Danfysik, Oxford, UK. This message stated that Oxford Danfysik was a licensee of a patent application owned by the U.S. Department of Energy. Subsequent communications between the Company and Oxford Danfysik indicated that Oxford sought to supply the Company with a product referred to as a "quadrant pin diode," which was alleged to be covered under the patent application. After issuance of a patent (U.S. Patent No. 6,596,994) from the patent application mentioned in the e-mail messages, such counsel sent a letter to Oxford Danfysik on the Company's behalf, requesting specific details regarding any allegation of infringement and evidence of Oxford Danfysik's alleged status as exclusive licensee. No such additional details were ever provided to such counsel. Such counsel was not asked to do a formal infringement investigation regarding this patent.

         4. Such counsel is not aware of any pending or threatened action, suit, proceeding or claim challenging the rights of the Company in or to, or challenging the scope of, any Company patent, nor is such counsel aware of any specific facts or circumstances that, in such counsel's opinion, should be reasonably considered a basis for such an action, suit, proceeding or claim.

         5. Such counsel is not aware of any inventorship challenges or any interferences that have been declared or provoked with respect to any Company patent or Company patent application presently on file, nor is such counsel aware of any specific facts or circumstances that, in such counsel's opinion, should be reasonably considered a basis for such an inventor challenge or interference.

         6. Such counsel is not aware of any patents having claims that would clearly dominate the claims of the Company patents.

         7. Such counsel is not aware of any specific facts or circumstances that, in such counsel's opinion, should render any Company patents invalid or unenforceable or should render the claims of any pending Company patent application unpatentable.

                                   EXHIBIT C-4
                                   -----------

                          CERTIFICATE OF JOCHEN FRANZEN

         1. To such officer's knowledge, the statements in the Registration Statement and the Prospectus under the caption Intellectual Property and under the headings "Risk factors - Our success depends on our ability to operate without infringing or misappropriating the proprietary rights of others," "Risk factors - If we are unable to effectively protect our intellectual property, third parties may use our technology, which would impair our ability to compete in our markets," "Risk factors - Third parties may infringe our patents, and we may become involved in lawsuits to protect or enforce our patents that are brought by us which could be expensive and time consuming and adversely affect our patent position," "Risk factors - We have agreed to share our name, portions of our intellectual property rights and distribution channels with other entities under common control which could result in the loss of our name and to lock in the price of products we may sell to or buy from these entities, which may not be the most favorable prices for us for these products," are accurate and complete statements or summaries of the matters therein set forth with respect to Bruker Daltonik GmbH (the "Company"). Nothing has come to such officer's attention that causes such officer to believe that the above-described portions of the Registration Statement at the time such Registration Statement became effective, in each case with respect to the Company (a) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) that the Prospectus or any supplement thereto, at the date of such Prospectus or such supplement and at the time of purchase or the additional time of purchase, as the case may be, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         2. To such officer's knowledge, (a) there are no legal or governmental proceedings pending relating to patent rights, trade secrets, trademarks, service marks or other proprietary information or materials of the Company, and
(b) no such proceedings are threatened or contemplated by governmental authorities or others.

         3. Such officer does not know of any contracts or other documents, relating to the Company's patents, trade secrets, trademarks, service marks or other proprietary information or materials, of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been so described or filed required.

         4. To such officer's knowledge, the Company is not infringing or otherwise violating any patents, trade secrets, trademarks, service marks or other proprietary information or materials of others.

         5. Such officer has no knowledge of any facts which would preclude the Company from having valid license rights or clear title to the patents referenced in the Registration Statement and the Prospectus. Such counsel has no knowledge that the Company lacks or will be unable to obtain any rights or licenses to use all patents and other material intangible property and assets necessary to conduct the business now conducted or proposed to be conducted by the Company as described in the Registration Statement and the Prospectus, except as described in the Registration Statement and the Prospectus. Officer is unaware of any facts which form a basis for a finding of unenforceability or invalidity of any of the Company's patents and other material property and assets.

         6. Subject to normal patent prosecution tactics, such as filing broad claims, and the approaches of governmental patent offices, such officer is not aware of any material fact with respect to the patent applications of the Company presently on file that (a) would preclude the issuance of patents with respect to such applications, or (b) would lead such officer to conclude that such patents, when issued, would not be valid and enforceable in accordance with applicable regulations.

                                    EXHIBIT D
                                    ---------

                   OPINION OF DR. H. KESSLER & PARTNER, BREMEN


         1. Bruker Daltonic GmbH, Bremen (BOAL GmbH) a company organized under the laws of federal republic of Germany (FRG) has been duly incorporated and is validly existing as a corporation under the laws of FRG, with all requisite power and authority to own, lease and operate its properties and to conduct its business as currently conducted.

         2. All of the issued and outstanding shares of capital stock of the BOAL GmbH have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise stated in the Registration Statement and the Prospectus, are owned by Bruker BioSciences Corp. and Bruker Daltonics Inc. (the Company); and to such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in BOAL GmbH are outstanding.

         3. To such counsel's knowledge, there is no litigation or governmental or other action, suit, proceedings or investigations before any court or before or by any public, regulatory or governmental agency or body pending or, to such counsel's knowledge, threatened in FRG against or involving the properties or business of the BOAL GmbH in FRG which, if determined adversely to BOAL GmbH, would have a material adverse effect on the business, properties, financial condition, results of operation or prospects of the Company and BOAL GmbH taken as a whole.

         4. To such counsel's knowledge, the execution, delivery and performance of the Underwriting Agreement by the Company, the issuance and sale of the Shares by the Company and the consummation by the Company of the transactions contemplated hereby do not, and, based on facts and law in existence at the date of such opinion, will not, conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (A) the charter documents of BOAL GmbH, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement, other evidence of indebtedness, license, lease, contract or other agreement or instrument to which BOAL GmbH is a party or by which it or any of its properties may be bound filed as an exhibit to the Registration Statement or any document incorporated by reference in the Registration Statement or the Prospectus or any document or instrument which has otherwise been identified to such counsel by the Company or BOAL GmbH in writing as being material, or (C) any FRG law, regulation or rule or any decree, judgment or order applicable to BOAL GmbH and known to such counsel.

                                   EXHIBIT D-1
                                   -----------

                 OPINION OF RECHTSANWALTE SCHWANINGER & SCHMALE


         1. Bruker AXS GmbH, a company organized under the laws of Germany has been duly incorporated and is validly existing as a corporation under the laws of Germany, with all requisite power and authority to own, lease and operate its properties and to conduct its business as currently conducted.

         2. All of the issued and outstanding shares of capital stock of Bruker AXS GmbH have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise stated in the Registration Statement and the Prospectus, are owned by the Company; and to such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in Bruker AXS GmbH are outstanding.

         3. To such counsel's knowledge, there is no litigation or governmental or other action, suit, proceedings or investigations before any court or before or by any public, regulatory or governmental agency or body pending or, to such counsel's knowledge, threatened in Germany against or involving the properties or business of Bruker AXS GmbH in Germany which, if determined adversely to Bruker AXS GmbH, would have a material adverse effect on the business, properties, financial condition, results of operation or prospects of the Company and Bruker AXS GmbH taken as a whole.

         4. To such counsel's knowledge, the execution, delivery and performance of the Underwriting Agreement by the Company, the issuance and sale of the Shares by the Company and the consummation by the Company of the transactions contemplated hereby do not, and, based on facts and law in existence at the date of such opinion, will not, conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (A) the charter documents of Bruker AXS GmbH, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement, other evidence of indebtedness, license, lease, contract or other agreement or instrument to which Bruker AXS GmbH is a party or by which it or any of its properties may be bound filed as an exhibit to the Registration Statement or any document incorporated by reference in the Registration Statement or the Prospectus or any document or instrument which has otherwise been identified to such counsel by the Company or Bruker AXS GmbH in writing as being material, or
(C) any German law, regulation or rule or any decree, judgment or order applicable to Bruker AXS GmbH and known to such counsel.

                                    EXHIBIT E
                                    ---------

                              OFFICERS' CERTIFICATE



1.   I have reviewed the Registration Statement and the Prospectus.

2. The representations and warranties of the Company as set forth in this Agreement are true and correct as of the time of purchase and, if applicable, the additional time of purchase.

3. The Company has performed all of its obligations under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be.

4. The conditions set forth in paragraphs (m) and (n) of Section 8 of this Agreement have been met.

5. The financial statements and other financial information included in the Registration Statement and the Prospectus fairly present in all material respects the financial condition, results of operations, and cash flows of the Company as of, and for, the periods presented in the Registration Statement.



                                       E-1